November 26, 1996


                                  SUPPLEMENT TO

              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1996
                FOR GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

              THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 ("VCA-2")

     On November 22, 1996, persons having voting rights in respect of VCA-2 ("Participants") approved two proposals to revise VCA-2's fundamental investment policies and restrictions. First, Participants approved a proposal to make only VCA-2's investment objective fundamental, permitting the VCA-2 Committee to make changes to the policies designed to achieve that objective without Participant approval. Second, Participants approved a proposal to revise VCA-2's fundamental investment restrictions (1) to permit VCA-2 to make certain investments and utilize certain investment techniques designed to meet VCA-2's objective, and
(2) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates.

     These approved changes will be effective on the date of the next revision of the VCA-2 prospectus and its associated statement of additional information ("SAI"), which is currently expected to be May 1, 1997. This supplement to the SAI, along with the supplement dated November 26, 1996 to the prospectus ("the prospectus supplement"), is designed to advise current investors of changes that will become effective as of that date.

1. Revised Fundamental Investment Restrictions
   -------------------------------------------

     Effective May 1, 1997, the fundamental investment restrictions set forth on pages 2-3 will be changed to the following:

     In addition to the investment objective described in the prospectus supplement, the following investment restrictions are fundamental investment policies of VCA-2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

     Concentration in Particular Industries. VCA-2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-2's total assets, more than 5% of VCA-2's total assets (determined at the time



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     of investment) would then be invested in securities of a single issuer, or
     (ii) 25% or more of VCA-2's total assets (determined at the time of the investment) would be invested in a single industry.

     Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-2 except that VCA-2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

     Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-2 except that VCA-2 may purchase and sell financial futures contracts and related options.

     Loans. VCA-2 will not lend money, except that loans of up to 10% of the value of VCA-2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-2 in accordance with its investment objectives and policies.

     Borrowing. VCA-2 will not issue senior securities, borrow money or pledge its assets, except that VCA-2 may borrow from banks up to 33-1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-2 may pledge up to 33-1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with resect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

     Margin. VCA-2 will not purchase securities on margin (but VCA-2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-2 of initial or maintenance margin



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     in connection with futures or options is not considered the purchase of a security on margin.

     Underwriting of Securities. VCA-2 will not underwrite the securities of other issuers, except where VCA-2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-2 is permitted to make.

     Control or Management of Other Companies. No securities of any company will be acquired for VCA-2 for the purpose of exercising control or management thereof.

2. Non-Fundamental Investment Restrictions
   ---------------------------------------

     Effective May 1, 1997, the following non-fundamental investment restrictions, which the VCA-2 Committee can change without Participant approval, will be applicable to VCA-2:

     Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

     Short Sales. VCA-2 will not make short sales of securities or maintain a short position, except that VCA-2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

     Restricted Securities. No more than 15% of the value of the net assets held in VCA-2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists, or in the securities of issuers (other than U.S. Government agencies or instrumentalities) having a record, together with predecessors, of less than three years' continuous operation.

3. Descriptions of New Investment Instruments and Techniques
   ---------------------------------------------------------

     Effective May 1, 1997, the revisions to VCA-2's investment policies and restrictions will permit the Account to make certain investments and use certain investment techniques designed to



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meet VCA-2's objective. The following describes these investments and techniques or expands upon the descriptions provided in the prospectus supplement.

     Additional information about financial futures contracts. As described in the prospectus supplement, effective May 1, 1997, VCA-2 may engage in certain transactions involving financial futures contracts. This supplement provides additional information on those instruments and should be read in conjunction with the prospectus supplement.

     A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     VCA-2's successful use of financial futures contracts will depend upon the investment adviser's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

     Additional information about options. As described in the prospectus supplement, effective May 1, 1997, VCA-2 may engage in certain transactions involving options. This supplement provides additional information on those instruments and should be read in conjunction with the prospectus supplement.

     Options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA-2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not



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be possible to effect closing transactions in particular options, with the result that VCA-2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA-2, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in options;
(ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     The purchase and sale of over-the-counter ("OTC") options will also be subject to certain liquidity and credit risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA-2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA-2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA-2 originally wrote the OTC option. There can be no assurance that VCA-2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA-2 may be unable to liquidate an OTC option.



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     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA-2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Account. Price movements in VCA-2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA-2 will bear the risk that the price of the securities held by the Account may not increase as much as the index. In such event, VCA-2 would bear a loss on the call which is not completely offset by movement in the price of the Account's equity securities. It is also possible that the index may rise when VCA-2's securities do not rise in value. If this occurred, VCA-2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings.

     VCA-2's successful use of options on foreign currencies will depend upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

     Options on futures contracts are subject to additional risks. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. There is also a risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA-2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA-2 were unable



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to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Account.

     Forward foreign currency exchange contracts. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. Effective May 1, 1997, VCA-2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

     VCA-2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     VCA-2's successful use of forward contracts will depend upon the manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in markets generally.

     Interest rate swap transactions. Effective May 1, 1997, VCA-2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA-2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA-2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

     The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, VCA-2's total return will be less than if the Account had not used swaps. In



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addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

     Real estate-related securities. Effective May 1, 1997, VCA-2 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

     When-issued and delayed delivery securities. Effective May 1, 1997, VCA-2 may, from time to time and in the ordinary course of business, purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. If VCA-2 were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.

     Reverse repurchase agreements and dollar roll transactions. Effective May 1, 1997, VCA-2 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-2 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-2 often will continue to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-2.

     Dollar rolls involve sales of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the seller forgoes principal and interest paid on the securities. The seller is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date



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of the dollar roll transaction. VCA-2 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-2 may decline below the price of the securities the Account has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Account's obligation to repurchase the securities.

     Short sales against the box. Effective May 1, 1997, VCA-2 may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Account owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration will be put in a segregated account.

4. Members of the Committee
   ------------------------

     The following supplements the list of Members of the VCA-2 Committee on page 6.

     On November 22, 1996, VCA-2 Participants elected Mendel A. Melzer and Jonathan M. Greene to serve as Members of the Committee. Mark Fetting, who was Chairman and a Member of the Committee, and James Scott, who was a Member of the Committee, resigned. The VCA-2 Committee has elected Mr. Melzer as Chairman and appointed Mr. Greene as President.

     Mr. Melzer served as Chief Financial Officer of Prudential's Money Management Group since 1995, and currently is the Chief Investment Officer of Prudential Mutual Funds. From 1993 to 1995, he served as Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services. Prior to 1993, he served as Managing Director of Prudential Investment Corporation.

     Mr. Greene has served as President of Investment Management of Prudential Investments since March 1996. Prior

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thereto, he served as a Vice President and Portfolio Manager for T. Rowe Price
Associates, Inc.

     Mr. Melzer and Mr. Greene are interested persons of Prudential, its affiliates, or VCA-2, as defined in the 1940 Act and described on page 6 of the SAI.